SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act
Date of Report: August 11, 2009
(Date of Earliest Event Reported)
Akorn, Inc.
(Exact Name of Registrant as Specified in its Charter)

Louisiana (State or other Jurisdiction of Incorporation)	001-32360 (Commission File Number)	72-0717400 (I.R.S. Employer Identification No.)
1925 W. Field Court, Suite 300
Lake Forest, Illinois 60045
(Address of principal executive offices)

(847) 279-6100
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
     On August 11, 2009, Akorn, Inc. (“Akorn”) issued a press release announcing certain results of Akorn’s financial review for the quarter ended June 30, 2009. A copy of the press release is attached hereto as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.

Item 7.01	REGULATION FD DISCLOSURE.
     On August 11, 2009, Rajat Rai, Interim Chief Executive Officer of Akorn, and Timothy A. Dick, Chief Financial Officer of Akorn, held a conference call with investors. The transcript of this call is attached hereto as Exhibit 99.2.
     The information in each item of this report, including the exhibits hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
     We expressly disclaim any obligation to update these exhibits and caution that they are only accurate on the date they were presented. The inclusion of any data or statements in these exhibits does not signify that the information is considered material.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS.
(d)	Exhibits.

99.1	Press release dated August 11, 2009.

99.2	Transcript of August 11, 2009 conference call.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Akorn, Inc.
By:	/s/ Timothy A. Dick
Timothy A. Dick
Chief Financial Officer

Date: August 11, 2009